TECHALT, INC.

                             2005 STOCK OPTION PLAN

      1. Purpose. The purpose of this Plan is to provide additional incentives to key employees, officers, directors and independent contractors of TECHALT, INC., and any Parent or Subsidiary it may at any time have, thereby helping to attract and retain the best available personnel for positions of responsibility with those entities and otherwise promoting the success of the business activities of such entities. It is intended that Options issued under this Plan constitute either incentive stock options or nonqualified stock options.

      2. Definitions. As used herein, the following definitions apply:

            (a) "1934 Act" means the Securities Exchange Act of 1934, as amended.

            (b) "Board" means the Board of Directors of the Company.

            (c) "Change of Control Event" shall mean the occurrence of any of the following events: (i) the acquisition at any time (excluding any acquisition in connection with any public offering of equity securities of the Company pursuant to a registration statement filed under the Securities Act or any acquisition by management personnel, directly or indirectly) by a "person" or "group" (as used in Sections 13(d) and 14(d)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) (excluding, for this purpose, the Company or any Subsidiary or any employee benefit plan of the Company or any Subsidiary) of the beneficial ownership (as defined in Rule 13d-3 promulgated under the Exchange Act), directly or indirectly, of securities representing fifty percent (50%) or more of the combined voting power of the then-outstanding securities of the Company, (ii) the acquisition at any time (excluding any acquisition in connection with any public offering of equity securities of the Company pursuant to a registration statement filed under the Securities Act or any acquisition by management personnel, directly or indirectly) by a "person" or "group" (as used in Sections 13(d) and 14(d)(2) of the Exchange Act) of equity securities that have the voting authority to appoint a majority of the persons on the Company's Board of Directors, (iii) the Company consolidates with, or merges with or into, another entity (other than a Parent or Subsidiary in a transaction which is not otherwise a Change of Control Event), or sells, assigns, conveys, transfers, leases or otherwise disposes of all or substantially all of its assets to any person or entity, or any entity consolidates with, or merges with or into the Company, in any such event pursuant to a transaction in which the outstanding voting stock of the Company is converted into or exchanged for cash, securities or other property, and as a result of which immediately following such transaction the shareholders of the Company shall not hold, directly or indirectly, a majority of the voting power of the then-outstanding securities of the surviving entity, (iv) during any consecutive two-year period commencing on or after June 1, 2006, individuals who at the beginning of such period constituted the Board of Directors of the Company (together with any new directors whose election by such Board or whose nomination for election by the shareholders of the Company, was approved by a vote of 66-2/3% of the directors then still in office who were either directors at the beginning of such period or whose election or nomination for election was previously so approved) cease for any reason to constitute a majority of the Board of Directors then in office, or (v) a liquidation or dissolution of the Company (other than a liquidation into a parent or Subsidiary that is not otherwise a Change of Control Event).

            (d) "Code" means the Internal Revenue Code of 1986, as amended.

            (e) "Common Stock" means the Company's common stock.

            (f) "Committee" means the Board or the Committee appointed by the Board in accordance with Section 4(a).

            (g) "Company" means TechAlt Inc., a Nevada corporation and its successors.

            (h) "Continuous Relationship with the Company" means (i) with respect to an employee of the Company, the absence of any interruption or termination of such person's employment with the Company, its Parent or Subsidiary, or (ii) with respect to an Independent Contractor, the absence of any interruption or termination of such person's service as an Independent Contractor to the Company; Continuous Relationship with the Company will not be considered interrupted in the case of sick leave, military leave, or any other approved leave of absence.

            (i) "Date of Grant" shall mean the day and year written in the Stock Option Agreement relating to such Option. The Date of Grant for an Option granted to an Employee may be any date on or after the Employee's first day of employment with the Company, even if such date is prior to the effective date of this Plan. The Date of Grant for an Option granted to an Independent Contractor may be any date on or after the date the Independent Contractor began performing services for the Company, even if such date is prior to the effective date of this Plan.

            (j) "Employee" means any person employed by or serving as an employee, officer of the Company or any Subsidiary or Parent of the Company (as such terms are defined in Section 424 of the Code) that is hereafter organized or acquired by the Company.

            (k) "Incentive Stock Option" has the meaning set forth in Section 422(b) of the Code.

            (l) "Independent Contractor" shall mean any person performing services for the Company or for any "Subsidiary" or "Parent" of the Company other than as an Employee, including, but not limited to, persons acting as a Non-Employee Director or acting on any board of advisors to the Company; and references to performing services for the Company shall be deemed to include the Company and/or any Subsidiary or Parent of the Company, as the context may require.

            (m) "Non-Employee Director" has the meaning set forth in Rule 16b-3 under the 1934 Act.

            (n) "Non-qualified Stock Option" shall mean an option which is not an Incentive Stock Option.

            (o) "Option" means a stock option granted under the Plan.

            (p) "Optioned Stock" means the Common Stock subject to an Option.

            (q) "Optionee" means any person who receives an Option.

            (r) "Parent" means a "Parent Corporation" as defined in Section 424 of the Code.

            (s) "Plan" means this 2005 Stock Option Plan and any additional amendments.

            (t) "Securities Act" means the Securities Act of 1933, as amended.

            (u) "Stock Option Agreement" means an agreement executed by an officer of the Company and an Employee or Independent Contractor, as appropriate, evidencing the grant of an Option.

            (v) "Subsidiary" means a "Subsidiary Corporation" as defined in
      Section 424 of the Code.

            Where appropriate, words used in the Plan in the singular may mean the plural, the plural may mean the singular and the masculine may mean the feminine.

      3. Stock Subject to Options.

            (a) Number of Shares Reserved. The maximum number of shares that may be optioned and sold under the Plan is the greater of (i) five million (5,000,000) shares of Common Stock of the Company, subject to adjustment as provided in Section 6(j), or (ii) twenty percent (20%) of the total number of shares of Common Stock that would be outstanding if each class of the Company's stock (including each class of preferred stock) were converted into shares of Common Stock. During the term of this Plan, the Company shall at all times reserve and keep available a sufficient number of authorized but unissued shares of its Common Stock to satisfy the requirements of the Plan. Notwithstanding the foregoing, in no event shall the number of shares of Common Stock which may be issued upon the exercise of Incentive Stock Options exceed five million (5,000,000) shares, subject to the adjustment provided in Section 6(j).

            (b) Expired Options. If any outstanding Option expires or becomes unexercisable for any reason without having been exercised in full, the shares of Common Stock allocable to the unexercised portion of such Option will again become available for other Option grants.

      4. Administration of the Plan.

            (a) The Committee. The Plan is administered by the Board directly, acting as a Committee of the whole, or if the Board elects, by a separate Committee appointed by the Board for that purpose and consisting of at least two Board members, all of who shall be Non-Employee Directors. All references in the Plan to the "Committee" are to such separate Committee, if any is established, or if none is then in existence, then to the Board as a whole. Once appointed, any such Committee shall continue to serve until otherwise directed by the Board. From time to time the Board may increase the size of the Committee and appoint additional members thereto, remove members (with or without cause), appoint new members in substitution therefor, and fill vacancies (however caused). At all times, the Board has the power to remove all members of the Committee and thereafter to directly administer the Plan as a Committee of the whole.

            (b) Meetings; Reports. The Committee shall select one of its members as chairman, and hold meetings at such times and places as the chairman or a majority of the Committee may determine. All actions of the Committee shall be either by:

                  (1) a majority vote of the members of the full Committee at a meeting of the Committee, or

                  (2) by unanimous written consent of all members of the full
            Committee without a meeting.

      At least annually, the Committee shall present a written report to the Board indicating the persons to whom Options have been granted since the date of the last such report, and in each case the date or dates of Options granted, the number of shares optioned, and the Option price per share.

            (c) Powers of the Committee. Subject to all provisions and limitations of the Plan, the Committee has the authority and discretion to:

                  (1) Determine the persons to whom Options are to be granted, the times of grant, the number of shares to be represented by each Option, and the vesting schedule of the Options;

                  (2) Interpret the Plan (but only to the extent not contrary to the express provisions of the Plan);

                  (3) Authorize any person or persons to execute and deliver
            Stock Option Agreements or to take any other actions deemed by the Committee to be necessary or appropriate to effectuate the grant of Options by the Committee; and

                  (4) Make all other determinations and take all other actions that the Committee deems necessary or appropriate to administer the Plan in accordance with its terms and conditions.

            (d) Final Authority; Limitation of Liability. The Committee's decisions, determinations and interpretations are final and binding on all persons, including all Optionees and any other holders or persons interested in any Options, unless otherwise expressly determined by a vote of the majority of the entire Board. No member of the Committee or of the Board may be held liable for any action or determination made in good faith with respect to the Plan or any Option.

            (e) Approval of Grants to Committee Composed of Non-Employee Directors. Any grant of Options to a member of a Committee composed of Non-Employee Directors shall be approved of by the full Board of Directors. The full Board of Directors shall then be construed as the Committee for purposes of administering the Plan with respect to such Options.

      5. Eligibility; Limitation of Rights. The grant of Options under the Plan is entirely discretionary with the Committee, and the adoption of the Plan does not confer upon any person any right to receive any Option or Options unless and until granted by the Committee, in its sole discretion. Neither the adoption of the Plan nor the grant of any Options to any person or Optionee will confer any right to continued employment, nor shall the same interfere in any way with that person's right or that of the Company (or any Parent or Subsidiary) to terminate the person's employment at any time.

      6. Option Terms; Conditions. All Option grants under the Plan shall be (i) approved by the Committee, and (ii) documented by a Stock Option Agreement in such form as the Committee approves from time to time. All Stock Option Agreements shall comply with, and are subject to the following terms and conditions:

            (a) Number of Shares. Each Stock Option Agreement shall state the number of shares subject to Option. Any number of Options may be granted to a single eligible person at any time and from time to time, subject to the maximum number of Options available for granting pursuant to this Plan.

            (b) Exercise Price. The exercise price ("Exercise Price") of the Option shall be determined by the Committee subject to its own discretion, it being understood that the price so determined by the Committee may vary from one Eligible Participant to another. The Stock Option Agreement shall state the price per share of Common Stock at which the Option is exercisable. The Exercise Price shall be fixed by the Committee at what ever price the Committee may determine in the exercise of its sole discretion, provided that:

                  (1) The per share Exercise Price for any Option granted to an
            Optionee shall not be less than the fair market value per share of the Common Stock on the Date of Grant thereof as reasonably determined by the Committee;

                  (2) With respect to Incentive Stock Options granted to
            greater-than-ten-percent shareholders of the Company or the Parent of the Company, the exercise price per share shall not be less than one hundred ten percent (110%) of the fair market value per share of the Common Stock on the Date of Grant thereof as reasonably determined by the Committee;

                  (3) The Options granted in substitution for outstanding
            options of another corporation in connection with the merger, consolidation, acquisition of property or stock or other reorganization involving such other corporation and the Company or any subsidiary of the Company may be granted with an Exercise Price equal to the exercise price for the substituted option of the other corporation, subject to any adjustment consistent with the terms of the transaction pursuant to which the substituted option is to be issued; and

                  (4) The Incentive Stock Options granted to the Employee to the extent that the fair market value of the Shares which are exercisable for the first time by any Optionee during any calendar year exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options.

            (c) Consideration; Manner of Exercise. The Exercise Price shall be payable either (i) in U.S. dollars, or (ii) if approved by the Board, in other consideration, including, without limitation, Common Stock of the Company or other property. An Option is deemed to be exercised when written notice of exercise has been given to the Company in accordance with the terms of the Option by the person entitled to exercise the Option, together with full payment of the Exercise Price for the shares of Optioned Stock subject to said notice.

            (d) Term of Option. Under no circumstances may an Option granted under the Plan be exercisable after the expiration of ten (10) years from the date on which such Option is granted. The term in which each Option may be exercised ("Exercise Period") shall be determined by the Committee in its discretion, and set forth in the Stock Option Agreement.

            (e) Date of Grant; Vesting; Holdings Period. The Date of Grant of an Option, for all purposes, is the date the Committee makes the determination granting the Option or such future date as may be set forth in the Stock Option Agreement. Shares of Common Stock obtained upon the exercise of any Option may not be sold by any Optionee that is subject to
      Section 16 of the 1934 Act until six (6) months have elapsed since the Date of Grant of the Option. The vesting schedule for all Options shall be determined by the Committee in its discretion and shall be stated in the Stock Option Agreement.

            (f) Death of Optionee. Unless otherwise stated in the Stock Option Agreement, in the event of the death during the Exercise Period of an Optionee who was then an Employee or Independent Contractor, the unvested portion of the Option held by such Optionee shall terminate on the date of the Optionee's death. The unexercised and vested portion of the Option that is an Incentive Stock Option may be exercised by the Optionee's estate within one (1) year of the death of the Optionee, whereafter, the remaining unexercised portion of such Option shall terminate. The unexercised and vested portion of the deceased Optionee's Option that is a Non-Qualified Option may be exercised until the last day of the fifteenth
      (15th) calendar month following the month in which death of the Optionee occurs, whereafter, the remaining unexercised portion of such Option shall terminate. Under these circumstances, the Option will be exercisable by the Optionee's estate, or by such person or persons who have acquired the right to exercise the Option by bequest or by inheritance or by reason of the Optionee's death. Any Optioned Stock subject to the unvested portion of an Option shall revert back into the pool of Common Stock available for issuance under the Plan and shall be available for grant pursuant to a new Option.

                  (g) Disability of Optionee. Unless otherwise stated in the
            Stock Option Agreement, if an Optionee's status as an Employee or Independent Contractor is terminated at any time during the Exercise Period by reason of the disability of the Optionee within the meaning of Section 22(e)(3) of the Code, the unvested portion of the Option held by such Optionee shall terminate on the date of termination of the Optionee's employment or status as an Independent Contractor (such date being the "Date of Disability"). The unexercised and vested portion of the Option that is an Incentive Stock Option may be exercised by the Optionee within one (1) year of the Date of Disability, whereafter, the remaining unexercised portion of such Option shall terminate. The unexercised and vested portion of the Option that is a Non-Qualified Stock Option may be exercised by the Optionee until the last day of the fifteenth (15th) calendar month following the month in which the Date of Disability occurs, whereafter, the remaining unexercised portion of such Option shall terminate. Any Optioned Stock subject to the unvested portion of an Option shall revert back into the pool of Common Stock available for issuance under the Plan and shall be available for grant pursuant to a new Option.

                  (h) Termination of Status as an Employee or Independent
            Contractor.

                        (1) Unless otherwise stated in the Stock Option
                  Agreement, if an Optionee's status as an Employee or Independent Contractor is terminated by the Optionee at any time after the Date of Grant for any reason other than death or disability, as provided in Sections 6(f) and 6(g) hereof, then the unexercised and vested portion of an Option shall terminate ninety (90) days following the date on which Optionee's termination of status as an Employee or Independent Contractor occurs, as applicable. Any Optioned Stock subject to the unvested portion of an Option shall revert back into the pool of Common Stock available for issuance under the Plan and shall be available for grant pursuant to a new Option.

                        (2) Unless otherwise stated in the Stock Option
                  Agreement, if an Optionee's status as an Employee or Independent Contractor is terminated by the Company, and such termination is for "cause" (such termination being referred to as a "Termination for Cause") at any time after the grant of an Option by the Company, then all Options (both vested and unvested) shall terminate on the date of termination of Optionee's status as an Employee or Independent Contractor, as applicable, and any Optioned Stock subject to such Options shall revert back into the pool of Common Stock available for issuance under the Plan and shall be available for grant pursuant to a new Option. An Optionee's status as an Employee or Independent Contractor shall be deemed to have been terminated for "cause" if such termination is determined, in the sole discretion of the Committee, to have resulted from any of the following: (i) an act or omission by the Optionee constituting active and deliberate dishonesty, as established by a final judgment or actual receipt of an improper benefit or profit in money, property or services; (ii) the Optionee's continuous failure or the Optionee's refusal to perform his, her or its duties assigned to such Optionee by the Company (or to perform according to the reasonable expectations and standards set by the Committee and/or management consistent with Optionee's title and position) after receipt of notice of such failure from the Company specifying how the Optionee has so failed to perform and the provision of a reasonable opportunity to cure such performance as determined by the Committee in its sole discretion; (iii) material dishonesty related to such person's employment or services as an Employee or Independent Contractor to the Company; (iv) commission of a felony or other act involving moral turpitude; or (v) misappropriation of a material business opportunity of the Company. An Optionee's attempted resignation to avoid a Termination for Cause shall not be effective, if the conduct that ultimately results in the Termination for Cause occurred prior to the attempted resignation.

            (i) Nontransferability of Options. Except as authorized by the Committee in writing, no Option granted under the Plan may be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Optionee, only by the Optionee.

            (j) Adjustments Upon Changes in Capitalization. Subject to any required action by the shareholders of the Company, the number of shares of Common Stock covered by each outstanding Option, the number of shares of Common Stock available for grant of additional Options, and the price per share of Common Stock specified in each outstanding Option, shall be proportionately adjusted for any increase or decrease in the number of issued shares of Common Stock resulting from any stock split or other subdivision or consolidation of shares, the payment of any stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such shares of Common Stock effected without receipt of consideration by the Company; provided, however, that conversion of any convertible securities of the Company will not be deemed to have been "effected without receipt of consideration."

            Any adjustments as a result of a change in the Company's capitalization will be made by the Committee, whose determination in that respect is final, binding and conclusive. Except as otherwise expressly provided in this Section 6(j), no Optionee shall have any rights by reason of any stock split or the payment of any stock dividend or any other increase or decrease in the number of shares of Common Stock. Except as otherwise expressly provided in this Section 6(j), any issue by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall not affect the number of shares or price of Common Stock subject to any Options, and no adjustments in Options shall be made by reason thereof. The grant of an Option under the Plan does not in any way affect the right or power of the Company to make adjustments, reclassifications, reorganizations or changes of its capital or business structure.

            (k) Conditions Upon Issuance of Shares. Shares of Common Stock may not be issued with respect to an Option granted under the Plan unless the exercise of the Option and the issuance and delivery of such shares pursuant thereto complies with all applicable provisions of law, including, applicable federal and state securities laws.

            As a condition to the exercise of an Option, the Company may require the person exercising such Option to represent and warrant at the time of exercise that the shares of Common Stock are being purchased only for investment and without any present intention to sell or distribute such Common Stock if, in the opinion of counsel for the Company, such a representation is required by any relevant provisions of law.

            (l) Occurrence of Change of Control Event. Unless otherwise stated in the Stock Option Agreement or as otherwise determined by the Committee, upon the occurrence of a Change of Control Event, the Optionee shall be vested as to that portion of an Option that has previously vested and /or that would have become vested to the Optionee within the twelve (12) month period after the occurrence of the Change of Control Event had such Change of Control Event not occurred (assuming the Optionee had maintained a Continuous Relationship with the Company during such period). The non-vested portion of the Option (after taking into account the provisions of the immediately preceding sentence) shall terminate upon the occurrence of the Change of Control Event. With respect to a Change of Control Event, the Committee may, in its sole discretion, adopt a resolution terminating the Options granted by the Company as of a date fixed by the Committee ("Change of Control Termination Date") and that provides each Optionee the right to exercise the vested portion of his, her or its Option (including that portion of an Option which vests as a result of the occurrence of the Change of Control Event) on or before the Change of Control Termination Date. In the event the Committee adopts such a resolution terminating the Options as provided in the preceding sentence, the Company shall notify all Optionees of such termination of the Options and provide such Optionee a period of time, as determined by the Committee, to so exercise the vested portion of his, her or its Option on or prior to the Change of Control Termination Date. With respect to any Optionee that so exercises the vested portion of his, her or its Option on or prior to the Change of Control Termination Date, the Company may, in lieu of the issuance of Optioned Stock to the Optionee, pay such Optionee the excess of the amount received or to be received for the Optioned Stock over the amount that is to be paid to the Company by the Optionee upon the exercise of the vested portion of the Option, reduced by the amount of any applicable withholding taxes.

            (m) Substitute Stock Options. In connection with the acquisition or proposed acquisition by the Company or any Subsidiary or Parent of the Company (whether by merger, acquisition of stock or assets, or other reorganization transaction) of a business that has granted stock options to any of its employees, the Committee is authorized to issue, in substitution of any such unexercised stock options, a new Option under this Plan or any successor plan (whether created by the Company or its acquirer) which confers upon the Optionee substantially the same benefits as the old option.

            (n) Tax Compliance. The Company, in its sole discretion, may take any actions that it reasonably believes to be required in order to comply with any local, state, or federal tax laws relating to the reporting or withholdings of taxes attributable to the grant or exercise of any Option or the disposition of any shares of Optioned Stock issued upon exercise of an Option, including, but not limited to: (i) withholding from any Optionee exercising an Option all or any portion of the Optioned Stock issuable to such Optionee upon the exercise of such Option, until such time as the Optionee reimburses the Company for the amount required to be withheld under applicable tax laws with respect to such exercise of the Option; (ii) withholding and canceling that number of shares of Optioned Stock issuable to the Optionee upon the exercise of an Option having a fair market value equal to the amount necessary to reimburse Company for the tax required to be withheld by the Company under applicable tax laws; and (iii) withholdings from any form of compensation or other amount due to an Optionee or holder of shares of Optioned Stock issued upon exercise of an Option any amount required to be withheld by Company under applicable tax laws. Withholdings or reporting is considered required for purposes of this Section 6(n), if any tax deduction or other favorable tax treatment available to Company is conditioned upon such reporting or withholdings.

            (o) Incentive Stock Options. If any provision of this Plan or any Option designated by the Committee as an Incentive Stock Option shall be held not to comply with requirements necessary to entitle such Option to such tax treatment, then (i) such provision shall be deemed to have contained from the outset such language as shall be necessary to entitle the Option to the tax treatment afforded under Section 422 of the Code, and (ii) all other provisions of this Plan and the Stock Option Agreement shall remain in full force and effect. If any agreement covering an Option designated by the Committee to be an Incentive Stock Option under this Plan shall not explicitly include any terms required to entitle such Incentive Stock Option to the tax treatment afforded by Section 422 of the Code, all such terms shall be deemed implicit in the designation of such Option and the Option shall be deemed to have been granted subject to all such terms.

            (p) Other Provisions. Stock Option Agreements executed under the Plan may contain such other provisions as the Committee deems advisable, provided that they are not inconsistent with any of the other terms and conditions of the Plan or applicable laws.

      7. Securities Law Restrictions. The Company shall not be obligated to issue any stock certificates evidencing a transfer of Optioned Stock upon the exercise of an Option until, in the opinion of the Company and its counsel, such transfer and issuance of stock certificates will not involve any violation of applicable federal and state securities laws, the rules and regulations promulgated thereunder and the requirements of any stock exchange upon which the Company's Common Stock may then be listed. Acceptance of an Option by an Optionee shall constitute the Optionee's agreement (binding on any person who succeeds to the Optionee's rights and obligations under the Stock Option Agreement by reason of the Optionee's death) that any Optioned Stock purchased pursuant to the exercise of the Option shall be acquired for the Optionee's own account and not with a view to distribution and that each notice of the exercise of any portion of the Option shall be accompanied by a written representation and covenant signed by the Optionee, in such form as may be specified by the Company, confirming such agreement and containing such other provisions as may be prescribed by the Company. The Committee may, at its election, release an Optionee from the Optionee's agreement to take for the Optionee's own account and not with a view to distribution of the shares of Optioned Stock purchased upon exercise of an Option if, in the opinion of the Committee, such covenant ceases to be necessary for compliance with the applicable federal and state securities laws (including the rules and regulations promulgated thereunder).

      If the Optioned Stock purchased upon exercise of an Option are not covered by an effective registration statement under the Securities Act, the Company may place the following legend (or a legend which is substantially similar to the following legend) upon, and issue appropriate stock transfer instructions with respect to, the certificate or certificates representing the Optioned Stock issued pursuant to an exercise of the Option:

      "THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR ANY APPLICABLE STATE SECURITIES LAWS (THE STATE LAWS"), AND SUCH SHARES MAY NOT BE TRANSFERRED UNLESS (A) A REGISTRATION STATEMENT UNDER THE SECURITIES ACT AND APPLICABLE STATE LAWS COVERING SUCH TRANSFER IS THEN IN EFFECT; OR (B) AN OPINION OF COUNSEL, SATISFACTORY TO THE CORPORATION, HAS BEEN FURNISHED STATING THAT SUCH TRANSFER IS EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND APPLICABLE STATE LAWS."

      8. Listing or Registration of Stock. Each Option is subject to the requirement that, if at any time the Board shall determine, in its sole discretion, that the listing, registration or qualification of the Optioned Stock upon any securities exchange or under any state or federal law, or the consent or approval of any government regulatory body, is necessary or desirable as a condition of, or in connection with, the granting or exercise of the Option or the issuance or purchase of the Optioned Stock pursuant to the Option, the Option may not be exercised in whole or in part until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board. The Company shall be under no obligation to effect or obtain any such listing, registration, qualification, consent or approval, if the Board shall determine, in its discretion, that such action would not be in the best interests of the Company. The Company shall not be liable for damages due to a delay in the delivery or issuance of any stock certificates for any reason whatsoever, including, but not limited to, a delay caused by listing, registration or qualification of the shares of Common Stock subject to an Option under any securities exchange or under any federal or state law, or by the effecting or obtaining of any consent or approval of any governmental body with respect to the granting or exercise of the Option or the issuance or purchase of Optioned Stock pursuant to an Option.

      9. Modification of Options. At any time, and from time to time, the Board may provide for the modification, extension or renewal of any outstanding Option, provided that no such modification, extension or renewal shall impair the Option in any respect without the consent of the holder of the Option.

      10. Term of the Plan. The Plan is effective on the date of adoption of the Plan by the Board. Unless sooner terminated as provided in Section 11, the Plan will terminate on the tenth (10th) anniversary of its effective date. Options may be granted at any time after the effective date and prior to the date of termination of the Plan.

      11. Amendment; Early Termination. The Board may terminate or amend the Plan at any time and in such respects as it deems advisable, although no amendment or termination would affect any previously-granted Options, which would remain in full force and effect notwithstanding any amendment or termination of the Plan. Shareholder approval of any amendments to the Plan shall be obtained whenever required by applicable law(s) or stock market regulations.

      12. Inability to Obtain Authority. The inability of the Company to obtain authority to issue and sell shares under the Plan from any regulatory body having jurisdiction, which authority is considered by the Company's counsel to be necessary to the lawful issuance and sale of the shares under the Plan, will relieve the Company of any liability in respect of the failure to issue or sell those shares.

      13. Shareholder Ratification. The adoption of the Plan shall be subject to ratification by the affirmative vote of the holders of a majority of the shares of Common Stock represented in person or by proxy at a duly convened meeting of the shareholders of the Company, which ratification shall occur within twelve
(12) months before or after the date of adoption of the Plan by the Board.

      14 Notices. Every direction, revocation or notice authorized or required by the Plan shall be deemed delivered to the Company (i) on the date it is personally delivered to the Secretary of the Company at its principal executive offices, (ii) three (3) business days after it is sent by registered or certified mail, postage prepaid, addressed to the Secretary at such offices, or
(iii) one (1) business day after it is sent by a reputable overnight courier service, addressed to the Secretary at such office, and shall be deemed delivered to an Optionee (i) on the date it is personally delivered to him or her, (ii) on the date of mailing if it is sent by registered or certified mail, postage prepaid, addressed to him or her at the last address shown for him or her on the records of the Company, or (iii) one (1) business day after it is sent by reputable overnight courier service, addressed to him or her at the last address shown for him or her on the records of the Company. If the effective date as provided above is not a business day, the effective date shall be the next regular business day. The Company or an Optionee may, at any time, notify the other as provided above of a new address for service of notice upon the party.

      15. Applicable Law. All questions pertaining to the validity, construction and administration of the Plan and Stock Options granted hereunder shall be determined in conformity with the laws of the State of Illinois.


                   (Balance of page left intentionally blank)

                                     * * * *

                             CERTIFICATE OF ADOPTION

      I certify that the foregoing plan was adopted by the Board of Directors of TechAlt, Inc. on March 29, 2005.


                                       /s/ David M. Otto
                                       ---------------------------------
                                       David M. Otto, Secretary